Exhibit 99.1

BROADMARK REALTY CAPITAL ANNOUNCES SECOND QUARTER 2021 RESULTS

– Produced $212.3 Million of Loan Commitments –

Seattle, WA – August 9, 2021 – Broadmark Realty Capital Inc. (NYSE: BRMK) (the “Company”), an internally managed secured real estate finance company, today announced operating results for the quarter ended June 30, 2021.

Jeff Pyatt, President and Chief Executive Officer of Broadmark, commented, “Originations were up in the second quarter, reflecting a strong environment for lending amid an active construction market. We expect the high pace of building activity to be maintained as the U.S. works to address a substantial need for new housing. Our focus remains on disciplined capital allocation and further progress on our portfolio credit, including reducing our pool of loans in non-accrual status over the coming quarters. Our capital structure and liquidity provide us with the tools required to continue growing our portfolio over time, and we remain committed to doing so in a prudent manner, weighing the risks and appropriate pricing levels where we see the best opportunities.”

Second Quarter 2021 Financial Highlights

▪
Total revenue of $29.2 million for the three months ended June 30, 2021.
▪
GAAP net income attributable to common stockholders of $18.3 million, or $0.14 per diluted common share.
▪
Distributable earnings, a non-GAAP financial measure, of $23.5 million, or $0.18 per diluted common share.

Second Quarter 2021 Loan Portfolio Highlights

▪
New originations and amendments totaling $212.3 million, with a weighted average loan to value of 57.5%.
▪
Interest income of $21.6 million and fee income of $7.6 million.
▪
Total active loan portfolio of $1.3 billion across 14 states and the District of Columbia.

Loan Portfolio

As of June 30, 2021, the principal outstanding on loans in contractual default status placed on non-accrual status was $155.3 million. During the second quarter, the Company foreclosed on one loan, cured two loans in default with total commitment of $44 million and had no new defaults.

Balance Sheet Activity and Liquidity

At June 30, 2021, the Company had cash and cash equivalents of $164.0 million and $378.1 million of unfunded loan commitments on balance sheet. The Company has no debt outstanding.

Dividend

On July 13, 2021, the Company’s board of directors declared a cash dividend of $0.07 per common share payable on August 13, 2021 to stockholders of record as of July 30, 2021.

Private REIT

On July 13, 2021, the Company announced its intention to retire Broadmark Private REIT, LLC (the “Private REIT”). The Private REIT’s outstanding loan participations will be purchased by the Company for a cash payment equal to the fair value of the Private REIT’s loan participations as of August 1, 2021, which is projected to be approximately $42 million. The liquidation of the Private REIT and distribution of its assets to its investors is scheduled to be completed by the end of the third quarter 2021. Upon completion of the purchase, the Company will hold 100% of the participation interests in its outstanding loans.

Additional Information

The Company has posted supplemental financial information to provide additional disclosure on its website at www.broadmark.com. These materials can be found on the Investors section of the website under the “Financials” tab.

Conference Call and Webcast Information

The Company will host a live conference call and webcast today at 5:00 p.m. Eastern time. To listen to the live webcast, go to the Investors section of the Company’s website at www.broadmark.com at least 15 minutes prior to the scheduled start time in order to register and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least 15 minutes prior to start time.

Domestic: 1-855-327-6837

International: 1-631-891-4304

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 10015911

The playback can be accessed through August 23, 2021.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, capital resources, portfolio performance and projected results of operations. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their respective dates.

These forward-looking statements are based largely on the Company’s current beliefs, assumptions and expectations concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Factors that may cause actual results to vary from the Company’s forward-looking statements include, but are not limited to:

•
the magnitude, duration and severity of the novel coronavirus (“COVID-19”) pandemic;
•
disruptions in the Company’s business operations, including construction lending activity, relating to COVID-19;
•
adverse impact of COVID-19 on the value of the Company’s goodwill;
•
the impact of actions taken by governments, businesses, and individuals in response to COVID-19;
•
the current and future health and stability of the economy and residential housing market, including any extended slowdown in the real estate markets as a result of COVID-19;
•
changes in laws or regulations applicable to the Company’s business, employees lending activities, including current and future laws, regulations and orders that limit the Company’s ability to operate in light of COVID-19;
•
defaults by borrowers in paying debt service on outstanding indebtedness;
•
the adequacy of collateral securing the Company’s loans and declines in the value of real estate property securing the Company’s loans;
•
availability of origination and acquisition opportunities acceptable to the Company;
•
potential mismatches in the timing of asset repayments and the maturity of the associated financing agreements;
•
increased competition from entities engaged in construction lending activities;
•
general economic uncertainty and the effect of general economic conditions on the real estate and real estate capital markets in particular;
•
general and local commercial and residential real estate property conditions;
•
changes in U.S. federal government policies;
•
changes in U.S. federal, state and local governmental laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust;
•
the Company’s ability to pay, maintain or grow the dividend in the future;
•
changes in interest rates;
•
the availability of, and costs associated with, sources of liquidity;

•
the adequacy of the Company’s policies, procedures and systems for managing risk effectively;
•
the ability to manage future growth;
•
changes in personnel and availability of qualified personnel; and
•
other factors set forth in the Company’s periodic filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

The Company uses its website and social media channels as channels of distribution of Company information. The information that the Company posts through these channels may be deemed material. Accordingly, the Company encourages investors and others interested in the Company to routinely monitor these channels, in addition to following the Company’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about the Company when you enroll your email address by visiting the “Email Alerts” section of the Company’s website at http://ir.broadmark.com/resources/email-alerts. The contents of the Company’s website and social media channels are not, however, incorporated by reference into this press release.

About Broadmark Realty Capital

Broadmark Realty Capital Inc. (NYSE: BRMK) is an internally managed commercial real estate finance company that offers short-term, first deed of trust loans secured by real estate to fund the acquisition, renovation, rehabilitation or development of residential or commercial properties. Broadmark Realty Capital manages and services its loan portfolio across a variety of market conditions and economic cycles.

Contact:

Investor Relations

InvestorRelations@broadmark.com

206-623-7782

Media Relations

Jason Chudoba

646-277-1249

BROADMARK REALTY CAPITAL INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	June 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$164,023	$223,375
Mortgage notes receivable, net	814,454	798,486
Interest and fees receivable, net	12,229	14,357
Investment in real property, net	41,725	8,473
Right-of-use assets	6,209	—
Goodwill	136,965	136,965
Other assets	9,391	5,663
Total assets	$1,184,996	$1,187,319

Liabilities and Equity
Accounts payable and accrued liabilities	$8,542	$4,946
Lease Liabilities	8,271	—
Dividends payable	9,284	7,952
Total liabilities	$26,097	$12,898
Commitments and Contingencies (Note 10)
Preferred stock, $0.001 par value, 100,000,000 shares authorized, no shares issued and outstanding at June 30, 2021 and December 31, 2020	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized, 132,634,672 and 132,532,383 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively	132	132
Additional Paid in Capital	1,215,513	1,213,987
Accumulated deficit	(56,746)	(39,698)
Total equity	1,158,899	1,174,421
Total liabilities and equity	$1,184,996	$1,187,319

BROADMARK REALTY CAPITAL INC.

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenues
Interest income	$21,618	$22,180	$43,635	$46,733
Fee income	7,565	6,890	15,016	14,105
Total Revenue	$29,183	$29,070	$58,651	$60,838
Other Income (Expense):
Change in fair value of warrant liabilities	(3,734)	(1,458)	(3,734)	3,146
Expenses
Impairment:
Provision for credit losses, net	58	4,224	2,766	8,656
Operating expenses:
Compensation and employee benefits	3,669	3,044	7,229	6,237
General and administrative	3,470	4,500	6,289	6,778
Total Expenses	7,197	11,768	16,284	21,671
Income before income taxes	18,252	15,844	38,633	42,313
Income tax provision	—	—	—	—
Net income	$18,252	$15,844	$38,633	$42,313
Earnings per common share:
Basic	$0.14	$0.12	$0.29	$0.32
Diluted	$0.14	$0.12	$0.29	$0.32
Weighted-average shares of common stock outstanding, basic and diluted
Basic	132,585,116	132,165,005	132,567,768	132,120,290
Diluted	132,646,389	132,165,005	132,636,425	132,120,290

BROADMARK REALTY CAPITAL INC.

RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS

(in thousands, except for per share amounts)

Definition of Distributable Earnings

The Company has elected to present “distributable earnings,” a supplemental non-GAAP financial measure used by management to evaluate the Company’s operating performance. The Company defines distributable earnings as net income attributable to common stockholders adjusted for: (i) impairment recorded on the Company’s investments; (ii) unrealized gains or losses on the Company’s investments (including provision for credit losses) and warrant liabilities; (iii) non-capitalized transaction-related and new public company transition expenses; (iv) non-cash stock-based compensation; (v) depreciation and amortization of the Company’s intangible assets; and (vi) deferred taxes, which are subject to variability and generally not indicative of future economic performance or representative of current operations.

During the six months ended June 30, 2021 and 2020, provision for credit losses, net was $2.8 and $8.7 million, respectively, which has been excluded from distributable earnings consistent with other unrealized gains (losses) pursuant to the Company’s policy for reporting distributable earnings. The Company expects to recognize such potential credit losses in distributable earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally upon charge-off of principal at the time of loan repayment or upon sale of real property owned by the Company and the amount of proceeds is less than the principal outstanding at the time of foreclosure.

Management believes that the adjustments to compute “distributable earnings” specified above allow investors and analysts to readily identify and track the operating performance of the Company’s assets, assist in comparing the operating results between periods, and enable investors to evaluate the Company’s current performance using the same measure that management uses to operate the business. Distributable earnings excludes certain recurring items, such as unrealized gains and losses (including provision for credit losses) and non-capitalized transaction-related expenses, because they are not considered by management to be part of the Company’s primary operations for the reasons described herein. As such, distributable earnings is not intended to reflect all of the Company’s activity and should be considered as only one of the factors used by management in assessing the Company’s performance, along with GAAP net income which is inclusive of all of the Company’s activities.

As a REIT, the Company is required to distribute at least 90% of its annual REIT taxable income and to pay tax at regular corporate rates to the extent that it annually distributes less than 100% of such taxable income. Given these requirements and its belief that dividends are generally one of the principal reasons stockholders invest in its common stock, the Company generally intends to attempt to pay dividends to its stockholders in an amount equal to its net taxable income, if and to the extent authorized by the Company’s board of directors. Distributable earnings is one of many factors considered by the Company’s board of directors in declaring dividends and, while not a direct measure of taxable income, over time, the measure can be considered a useful indicator of the Company’s dividends.

Distributable earnings does not represent, and should not be considered as a substitute for, or superior to, net income or as a substitute for, or superior to, cash flows from operating activities, each as determined in accordance with GAAP, and the Company’s calculation of this measure may not be comparable to similarly entitled measures reported by other companies.

The table below is a reconciliation of distributable earnings to the most directly comparable GAAP financial measure:

	Three Months Ended		Six Months Ended
(dollars in thousands, except share and per share data)	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net income attributable to common stockholders	$18,252	$15,844	$38,633	$42,313
Adjustments for non-distributable earnings:
Stock-based compensation expense	924	967	1,661	1,881
New public company expenses (1)	289	834	953	2,066
Change in fair value of warrant liabilities	3,734	1,458	3,734	(3,146)
Depreciation and amortization	268	119	431	(785)
Provision for credit losses, net	58	4,224	2,766	8,656
Distributable earnings prior to realized loss on investments	$23,525	$23,446	$48,178	$50,985
Realized credit losses (2)	—	(696)	(1,401)	(1,233)
Distributable earnings	$23,525	$22,750	$46,777	$49,752
Distributable earnings per diluted share of common stock prior to realized loss on investments	$0.18	$0.18	$0.36	$0.39
Distributable earnings per diluted share of common stock	$0.18	$0.17	$0.35	$0.38
Weighted-average number of shares of common stock outstanding, basic and diluted
Basic	132,585,116	132,165,005	132,567,768	132,120,290
Diluted	132,646,389	132,165,005	132,636,425	132,120,290

(1)
Expenses directly related to professional fees in connection with our new public company reporting procedures, the design and implementation of internal controls under Section 404 of the Sarbanes-Oxley Act and the implementation of the CECL standard.
(2)
Represents credit losses recorded in the provision for credit losses and recognized in distributable earnings upon charge-off of principal at the time of loan repayment or upon sale of real property where proceeds received are less than the principal outstanding.